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                                                                 EXHIBIT 10.4(b)

               FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
                  AND FIRST AMENDMENT TO REVOLVING CREDIT NOTE

         THIS FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT AND FIRST AMENDMENT TO REVOLVING CREDIT NOTE (the "Amendment") is made this the 26th day of June, 2002, by and between SUNTRUST BANK (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").

                                    RECITALS:

         A. Borrower and Lender entered into that certain Revolving Credit Loan Agreement April 30, 2002 (as amended from time to time, the "Loan Agreement"). In connection with the Loan Agreement, Borrower executed a Revolving Credit Note dated April 30, 2002 (as amended from time to time, the "Revolving Credit Note").

         B. The Borrower has requested that Lender amend the Loan Agreement and the Revolving Credit Note to increase the principal amount available thereunder.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement and the Revolving Credit Note.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement and the Revolving Credit Note are hereby amended and modified as follows:

         Section 1. The principal amount available under the Revolving Credit Note is amended from $8,000,000 to $14,000,000.

         Section 2.        The definition of "Revolving Commitment" in
Section 1.1 of the Loan Agreement is deleted and the following is substituted in lieu thereof:

                  "Revolving Commitment" shall mean the obligation of the Lender to make Advances to the Borrower, subject to Section 2.1 hereof, in an aggregate principal amount not exceeding $14,000,000.

         Section 3. All other references to $8,000,000 as the Revolving Commitment and the principal amount of the Revolving Credit Note, as set forth in the Loan Agreement are hereby amended to conform to the amendments as expressed in this Amendment.

         Section 4. Except as provided herein, the Loan Agreement, the Revolving Credit Note and the Guaranty shall remain unamended and shall be in full force and effect.

         Section 5. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

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         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.

                                   CENTRAL FREIGHT LINES, INC., a Texas
                                   corporation

                                   By: /s/ Jeff Hale
                                       ------------------------------------

                                   Title: CFO

                                   SUNTRUST BANK

                                   By: /s/ William H. Crawford
                                       ------------------------------------

                                   Title: Vice President

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                              CONSENT OF GUARANTOR

         The undersigned, as Guarantor under a Guaranty dated as of April 30, 2002, hereby executes this First Amendment to Revolving Credit Loan Agreement and First Amendment to Revolving Credit Note to evidence its consent thereto, as well as the transactions contemplated thereby, and agrees that its Guaranty remains in full force and effect for the Loan Agreement and the Note, as increased and as amended.

                                   CENTRAL FREIGHT LINES, INC.,
                                   a Nevada corporation

                                   By: /s/ Jeff Hale

Date: June 26, 2002
                                   Title: CFO

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